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                                                                   Exhibit 10(c)


                                                                [EXECUTION COPY]


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                             STOCKHOLDERS' AGREEMENT

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                                      AMONG

                             CENTENARY HOLDING N.V.,

                           MHI INVESTMENT CORPORATION

                                       AND

                           SEAGRAM INTERNATIONAL B.V.

                          DATED AS OF DECEMBER 9, 1998

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                                TABLE OF CONTENTS
                                -----------------

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
                                                ARTICLE I DEFINITIONS.............................................1
SECTION 1.1  Certain Defined Terms................................................................................1

                                           ARTICLE II CORPORATE GOVERNANCE........................................6
SECTION 2.1  Composition of the Board.............................................................................6
SECTION 2.2  Board Procedures.....................................................................................7
SECTION 2.3  Limitation on Charter or By-law Amendments...........................................................8

                                            ARTICLE III TRANSFER OF SHARES........................................8
SECTION 3.1  General Restriction..................................................................................8
SECTION 3.2  [Intentionally Omitted]..............................................................................8
SECTION 3.3  Certain Restrictions on Transfer.....................................................................9
SECTION 3.4  Rights of First Refusal..............................................................................9
SECTION 3.5  Right to Participate in Certain Dispositions........................................................13
SECTION 3.6  Right to Compel Participation in Certain Sales......................................................16
SECTION 3.7  Transferees to Execute Agreement....................................................................18
SECTION 3.8  Certain Information.................................................................................18
SECTION 3.9  Improper Sale or Encumbrance........................................................................19
SECTION 3.10  Determination of Share Consideration...............................................................19

                                            ARTICLE IV REGISTRATION RIGHTS.......................................19
SECTION 4.1  Incidental Registration.............................................................................19
SECTION 4.2  Registration on Request.............................................................................20
SECTION 4.3  Registration Procedures.............................................................................22
SECTION 4.4  Preparation: Reasonable Investigation...............................................................26
SECTION 4.5  Indemnification.....................................................................................26
SECTION 4.6  Contribution........................................................................................28

                                           ARTICLE V ADDITIONAL AGREEMENTS.......................................29
SECTION 5.1  Right to Purchase Bidco New Securities..............................................................29
SECTION 5.2  Issuance of Other Securities to Affiliates..........................................................33
SECTION 5.3  Transactions With Affiliates........................................................................33
SECTION 5.4  Restrictions on Certain Fees........................................................................33
SECTION 5.5  Non-Pro Rata Recapitalizations; Stock Repurchases;
                      Dividends and Distributions................................................................33
SECTION 5.6  Non-Ordinary Course Transactions....................................................................34
SECTION 5.7  Business Opportunities..............................................................................34
SECTION 5.8  Access to Information; Invitation to Certain Meetings and Events....................................35

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
SECTION 5.9  Preferred Vendor/Supplier Status....................................................................36
SECTION 5.10  Technology Matters; Cross Promotion................................................................36
SECTION 5.11  Representations and Warranties of the Parties......................................................37

                                               ARTICLE VI MISCELLANEOUS..........................................37
SECTION 6.1  Expenses............................................................................................37
SECTION 6.2  Notices.............................................................................................38
SECTION 6.3  Public Announcements................................................................................39
SECTION 6.4  Headings............................................................................................40
SECTION 6.5  Severability........................................................................................40
SECTION 6.6  Entire Agreement....................................................................................40
SECTION 6.7  Assignment..........................................................................................40
SECTION 6.8  No Third Party Beneficiaries........................................................................40
SECTION 6.9  Amendment...........................................................................................40
SECTION 6.10  Governing Law......................................................................................41
SECTION 6.11  Counterparts.......................................................................................41
SECTION 6.12  Specific Performance...............................................................................41
SECTION 6.13  Termination........................................................................................42

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              STOCKHOLDERS' AGREEMENT (this "Agreement") dated as of December 9,
1998, among Centenary Holding N.V., a corporation organized under the laws of The Netherlands (the "Company"), MHI Investment Corporation, a corporation organized under the laws of Delaware ("MHI Sub"), and Seagram International
B.V., a corporation organized under the laws of The Netherlands ("SIBV").

              WHEREAS, The Seagram Company Ltd. ("SCL") and Koninklijke Philips Electronics, N.V. ("Philips") have entered into an Offer Agreement, dated as of June 21, 1998 (the "Offer Agreement"), whereby SCL has agreed to purchase all shares of the common stock of PolyGram N.V. ("PolyGram");

              WHEREAS, concurrently with the execution and delivery of this Agreement, SCL, the Company, MHI Sub, MEI Holding Inc. ("MHI") and Universal Studios Holding I Corp. ("USHI" or "Universal Holding") are entering into a Subscription and Redemption Agreement (the "Subscription and Redemption Agreement") pursuant to which, among other matters. Universal Holding will redeem 380.2951 shares of its common stock held by MHI for US $460,172,460, MHI will contribute that amount to the capital of MHI Sub and MHI Sub will in turn contribute that amount, together with all of its assets and liabilities, in exchange for 16,119 shares of common stock of the Company (the "Company"), such that MHI Sub's Applicable Percentage in the Company will be equal to MHI's Applicable Percentage (as defined in the Universal Stockholders' Agreement) in Universal Holding after giving effect to the redemption and subscription;

              WHEREAS, SCL, MHI and Universal Holding are parties to a Stockholders' Agreement, dated June 5, 1995 and being amended and restated concurrently with the execution hereof (as so amended, the "Universal Stockholders' Agreement"); and

              WHEREAS, it is a condition to SCL's, MHI Sub's and MHI's willingness to enter into and approve the above-described transactions that the parties hereto enter into this Agreement;

              NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

              SECTION 1.1 Certain Defined Terms. As used in this Agreement, the following terms have the following meanings:

              "Affiliate" means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person. For purposes of this definition, from and after the

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                                                                               2

date hereof, MHI Sub and any Person who directly or indirectly controls MHI Sub shall not be considered an Affiliate of the Company.

              "Applicable Percentage" means, at any time, the ratio of (i) the then outstanding Voting Interests of the Company beneficially owned by MHI Sub and its Permitted Transferees to (ii) the total then outstanding Voting Interests of the Company, expressed as a percentage. For purposes of calculating MHI Sub's Applicable Percentage under Sections 5.8, 5.9 and 5.10 of this Agreement, Voting Interests of the Company issued to any third party (other than SCL or its Affiliates or any third party that is a direct competitor of Parent and Parent's Subsidiaries) shall be disregarded in calculating the total then outstanding Voting Interests of the Company.

              "Applicable Provisions" means, with respect to any Prospective Transferee of any Stockholder, (a) if such Prospective Transferee is a Permitted Transferee of such Stockholder, all of the terms and provisions of this Agreement, (b) if such Prospective Transferee (i) is a Third Party transferee of SIBV or any Permitted Transferee of SIBV and (ii) has agreed to vote, subsequent to such transfer, for (or to not vote against) the election of one or more designees of SIBV or such Permitted Transferee of SIBV to the Board, Article II of this Agreement, and (c) if such Prospective Transferee is a Third Party Transferee of MHI Sub or any Permitted Transferee of MHI Sub, (i) if such Prospective Transferee is a Prospective Transferee of more than 50% of the Shares held by MHI Sub on the date hereof, as adjusted for any Recapitalizations, all of the terms and provisions of this Agreement other than Sections 2.1 and 2.2, (ii) except as provided in clause (i), if such Prospective Transferee is a Prospective Transferee of more than 10% of the Shares held by MHI Sub on the date hereof, as adjusted for any Recapitalizations, Section 2.3,
Article III, Article IV (other than Section 4.2) and Article V (other than Sections 5.1, 5.8, 5.9 and 5.10) and (iii) if such Prospective Transferee is a Prospective Transferee of 10% or less of the Shares held by MHI Sub on the date hereof, as adjusted for any Recapitalizations, Section 2.3, Section 3.6, Article IV (other than Section 4.2) and Article V (other than Sections 5.1, 5.8, 5.9, and 5.10).

              "Beneficial Owner" or "Beneficially Own" has the meaning given such term in Rule 13d-3 under the Exchange Act, provided that beneficial ownership under Rule 13d(a) 3(1)(i) shall be determined based on whether a Person has a right to acquire beneficial ownership within 60 days or thereafter.

              "Bidco New Securities" means any Capital Stock of the Company, whether now authorized or not, and rights, options or warrants to purchase such Capital Stock, and securities of any type whatsoever that are, or may become, convertible into or exchangeable or exercisable for Capital Stock of the Company; provided that the term "Bidco New Securities" does not include (i) securities of the Company issued to employees, consultants, officers or directors of the Company, or which have been reserved for issuance, pursuant to any employee stock option, stock purchase, stock bonus plan, or other similar stock agreement or arrangement approved by the Board; (ii) securities of the Company issued in connection with any stock split, stock dividend or recapitalization of the Company, (iii) securities of the Company issued in a Public Offering, (iv) securities of the Company issued upon the conversion or exchange of convertible

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                                                                               3

or exchangeable securities of the Company that are outstanding as of the date of this Agreement or have been issued in compliance with the provisions of Section 5.1, and (v) any right, option or warrant to acquire any security convertible into or exchangeable or exercisable for the securities excluded from the definition of Bidco New Securities pursuant to subsection (i) above if issued pursuant to any employee stock option, stock purchase, stock bonus plan or other similar stock agreement or arrangement approved by the Board.

              "Board" means the Board of Directors of the Company.

              "Capital Stock" means, with respect to any Person at any time, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of capital stock, partnership interests (whether general or limited) or equivalent ownership interests in or issued by such Person.

              "Cash Equivalents" means (a) marketable direct obligations issued or unconditionally guaranteed by the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof, (b) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from any of Standard & Poor's Corporation, Moody's Investors Service, Inc. or Duff & Phelps Credit Rating Co. or (c) commercial paper maturing not more than one year from the date of issuance thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc.

              "Commission" means the Securities and Exchange Commission, and any successor commission or agency having similar powers.

              "Control" (including the terms "controlled by" and "under common control with"), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

              " Dutch Provisions" means Section 2.1(a), 2.3, 4.3(e) and the second sentence of Section 6.10.

              "Encumbrance" means any security interest, pledge, mortgage, lien, charge, adverse claim of ownership or use, or other encumbrance of any kind.

              "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

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                                                                               4

              "Fully Diluted Shares" means the aggregate of (i) the number of Shares issued and outstanding (other than Shares held in the treasury of the Company or held by any Subsidiary) and (ii) the number of Shares issuable upon
(x) the exercise of any then exercisable in-the-money outstanding options, warrants or similar instruments (other than such instruments held by the Company or any Subsidiary) and (y) the exercise of any then exercisable conversion or exchange rights with respect to any outstanding securities or instruments (other than such securities or instruments held by the Company or any Subsidiary).

              "Marketable Securities" means securities that are (a) (i) securities of or other interests in any Person that are traded on a national securities exchange or reported on by the National Association of Securities Dealers Automated Quotation System or (ii) debt securities on market terms of an issuer that has debt or equity securities that are so traded or so reported on and in which Marketable Securities a nationally recognized securities firm has agreed to make a market, and (b) not subject to restrictions on transfer as a result of any applicable contractual provisions or the provisions of the Securities Act or, if subject to such restrictions under the Securities Act, also subject to registration rights reasonably acceptable to the Person receiving such securities.

              "Non-Qualifying Securities" means (i) preferred stock which (A) is entitled to a dividend that is determined based upon, in whole or in part, the financial performance of, or other dividends by, the Company or any of its Subsidiaries or their respective businesses or assets, (B) is a Voting Interest or has any consent or other similar rights (except in the case of dividend arrearages) or (C) is convertible into or exchangeable or exercisable for (x) any Non-Qualifying Security or (y) any other property of the Company or its Subsidiaries, (ii) debt securities that are Voting Interests or are convertible into or exchangeable or exercisable for (x) any Non-Qualifying Security or (y) any other property of the Company or its Subsidiaries, (iii) any common stock other than the Common Stock, except for equity securities of any Subsidiary issued to any subsidiary of SIBV (other than the Company or any Subsidiary) to the extent necessary to achieve or maintain consolidation of the Company and its Subsidiaries with SIBV for U.S. Federal income tax purposes, in connection with the issuance of any securities, or the issuance of options, warrants or similar rights to acquire equity securities, of any Subsidiary to employees, consultants, officers or directors of any Subsidiary pursuant to any employee stock option, stock purchase, stock bonus plan or other similar stock agreement or arrangement, (iv) any partnership interests (whether general or limited) or equivalent ownership interests and (v) rights, options or warrants to purchase, and securities of any type whatsoever that are, or may become, convertible into, or exchangeable or exercisable for, any securities or other interests described in clauses (i) through (iv).

              "Permitted Transferee" means (a) the Company or any Subsidiary,
(b) Matsushita Electric Industrial Co., Ltd., a corporation organized under the laws of Japan (the "Parent"), (c) SCL or (d) any subsidiary of the Parent or SCL, a majority of the voting and economic interests of which are owned, directly or indirectly, by the Parent or SCL, as applicable, including, without limitation, USHI.

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                                                                               5

              "Person" means any individual, partnership, firm, corporation, association, trust, unincorporated organization, joint venture or other entity, as well as any syndicate or group that would be deemed to be a person under
Section 13(d)(3) of the Exchange Act.

              "Prospective Transferee" has the meaning specified in Section 3.7(a).

              "Public Company" has the meaning specified in Section 3.8(b).

              "Public Offering" means (a) an underwritten public offering of equity securities of the Company pursuant to a registration statement which has been declared effective by the Commission under the Securities Act and after which there is an active trading market for the Common Stock and (b) any issuance of any Shares as a dividend or other distribution to the public holders of the common stock of SIBV.

              "Recapitalization" means any stock split, dividend or combination, or any recapitalization, merger, consolidation, exchange or other similar reorganization.

              "Registrable Securities" means all Shares held by Stockholders, and any Common Stock which may be issued or distributed in respect thereof by way of any Recapitalization.

              "Registration Expenses" means all out-of-pocket expenses incident to the Company's performance of or compliance with Article IV, including, without limitation, all registration and filing fees (including filing fees with respect to the National Association of Securities Dealers, Inc.), all fees and expenses of complying with state securities or "blue sky" laws (including reasonable fees and disbursements of underwriters' counsel in connection with the preparation of any "blue sky" memorandum or survey), all printing expenses, all listing fees, all registrars' and transfer agents' fees, the fees and disbursements of counsel for the Company and of its independent public accountants, including, without limitation, the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, and the reasonable fees and disbursements of one outside counsel retained by the holders of Registrable Securities being registered (which counsel shall be satisfactory to the holders of a majority of the Registrable Securities being registered), but excluding underwriting discounts and commissions and applicable transfer taxes, if any, which shall be borne by the sellers of the Registrable Securities being registered in all cases.

              "Restricted Shares" means all Shares other than (a) Shares that have been registered under a registration statement pursuant to the Securities Act, (b) Shares with respect to which a Sale has been made in reliance on and in accordance with Rule 144 or (c) Shares with respect to which the holder thereof shall have delivered to the Company either (i) an opinion, in form and substance reasonably satisfactory to the Company, of counsel, who shall be reasonably satisfactory to the Company, or (ii) a "no action" letter from the staff of the Commission, to the effect that subsequent transfers of such Shares may be effected without registration under the Securities Act or compliance with Rule 144.

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                                                                               6

              "Rule 144" means Rule 144 (or any successor provision) under the Securities Act.

              "Rule 144 Transaction" means any Sale of Shares made in reliance upon Rule 144 (as in effect on the date hereof) which complies with paragraphs
(d), (f) and (g) thereof (as in effect on the date hereof), regardless of whether at the time of such Sale the seller is entitled to rely upon paragraph
(k) of Rule 144 in connection with the Sale of such Shares.

              "Sale" means any sale, assignment, transfer, distribution or other disposition of Shares or of a participation therein, whether voluntarily or by operation of law.

              "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

              "Share" means any share of Common Stock of the Company and any securities issued by the Company in respect thereof, or in substitution therefor, in connection with any Recapitalization.

              "Stockholder" means each Person (other than the Company) who shall be a party to this Agreement, whether in connection with the execution and delivery hereof as of the date hereof, pursuant to Section 3.7 or otherwise, so long as such Person shall beneficially own any Shares or any options, warrants or similar rights to acquire Shares.

              "Subsidiary" means any and all corporations, partnerships, joint ventures, associations and other entities controlled by the Company directly or indirectly through one or more intermediaries.

              "Third Party" means, with respect to any Stockholder, any other Person (other than a Permitted Transferee of such Stockholder).

              "Voting Interests" of any Person (except an individual) means the Capital Stock issued by such Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for directors (or Persons performing similar functions), or to direct the management and policies, of such Person, even though the right to vote has been suspended by the occurrence of a contingency.

                                   ARTICLE II

                              CORPORATE GOVERNANCE

              SECTION 2.1 Composition of the Board. (a) Subject to Section 2.1(b), MHI Sub shall be entitled to designate such number of persons for election to the Board and the board of directors of each Subsidiary (collectively, the "Applicable Boards") and each committee if any of each Applicable Board equal, in each case, to the Applicable Percentage of the total number of

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                                                                               7

members thereof (rounded to the nearest whole number, but in no case less than one; provided, however, that such number of directors shall be rounded down (but in no case to a number less than one) at any time that SIBV wishes to include or maintain the Company or Universal Holding as part of a consolidated group for U.S. Federal income tax purposes) (the "MHI Sub Directors"), and SIBV, each Affiliate of SIBV and each other Stockholder agrees to vote (and cause such Affiliate to vote if applicable) any Shares, and other Capital Stock of the Company, owned by it to cause the election of such designee to each Applicable Board, and the Company agrees to take all necessary action, and to cause each of its Subsidiaries to take all necessary action, to cause the election of each such designee to each Applicable Board. In the event that a vacancy is created at any time by the death, disability, retirement, resignation or removal (with or without cause) of any MHI Sub Director, MHI Sub shall have the right to designate a replacement MHI Sub Director to fill such vacancy and SIBV, each Affiliate of SIBV and each other Stockholder agrees to vote (and cause such Affiliate to vote if applicable) any Shares, and other Capital Stock of the Company, owned by it to cause the election of each such designee to the Board, and the Company agrees to take all necessary action, and to cause each of its Subsidiaries to take all necessary action, to cause the election of each such designee to each Applicable Board. Upon the written request of MHI Sub to remove a specified MHI Sub Director from office, SIBV, each Affiliate of SIBV and each other Stockholder shall take or cause to be taken all actions necessary to remove such MHI Sub Director, and any replacement MHI Sub Director shall be designated and elected as provided in the first sentence of this Section 2.1(a). Except as so requested, neither SIBV nor any Affiliate of SIBV shall take any action to cause the removal of any MHI Sub Director without cause. The MHI Sub Director(s) designated pursuant to this Section 2.1(a) shall be the same person(s) designated as directors of Universal Holding by MHI pursuant to the Universal Stockholders' Agreement.

              (b) MHI Sub shall be entitled to designate MHI Sub Directors as set forth in Section 2.1(a), and SIBV, each other Stockholder, the Company and each Subsidiary shall take the actions specified in Section 2.1(a), in each case so long as (i) MHI Sub and its Permitted Transferees hold Shares or other securities of the Company constituting, in the aggregate, at least 10% of the then outstanding Voting Interests of the Company or (ii) (A) MHI Sub and its Permitted Transferees hold Shares or other securities of the Company constituting, in the aggregate, no less than 5% of the then outstanding Voting Interests of the Company and have not effected Sales to Third Parties of Shares constituting, in the aggregate, more than 50% of the Shares beneficially owned by MHI Sub on the date hereof, as adjusted subsequent hereto for any Recapitalizations, and (B) the Company is not a Public Company.

              SECTION 2.2 Board Procedures. Each Applicable Board shall follow the following procedures:

              (a) Meetings. Each Applicable Board shall hold regularly scheduled meetings at such times as may from time to time be fixed by resolution of such Applicable Board, and no notice (other than the resolution) need be given of a regularly scheduled meeting. Special meetings of each Applicable Board may be called in the manner designated in the by-laws of the applicable corporation as in effect from time to time and may be held at


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                                                                               8

       any time upon oral, telephonic, telegraphic or facsimile notice duly given or sent at least 24 hours, or by written notice sent by express mail at least one day, before the meeting to each director, provided that all such notices to directors located outside the United States shall be given or sent orally or by telephone, telegraph or facsimile transmission (receipt of which has been duly confirmed). Reasonable efforts shall be made to ensure that each director actually receives timely notice of any such special meeting.

              (b) Agenda. Each Applicable Board shall use reasonable efforts to supply a reasonably detailed agenda to each director reasonably in advance of each meeting, including each special meeting, of an Applicable Board to adequately inform directors regarding matters to come before such Applicable Board. Any director wishing to place a matter on the agenda for any meeting of such Applicable Board may do so by communicating with the Chairman of such Applicable Board sufficiently in advance of the meeting of such Applicable Board so as to permit timely dissemination to all directors of information with respect to the agenda items.

              (c) Powers of the Board. Except with the consent of the MHI Sub Directors, at least one Applicable Board shall reserve to itself the power to approve transactions for all business conducted by the Company and its Subsidiaries that are of a type customarily subject to board approval as a matter of good corporate practice for Dutch corporations, and shall not delegate to any officers of the Company or to any other Persons the authority to conduct business in any manner that would circumvent, or deprive MHI Sub or any other Person of the rights or protection accorded to it under, this Agreement.

              SECTION 2.3 Limitation on Charter or By-law Amendments. Without the consent of MHI Sub, the Company shall not, and SIBV shall not cause, or (so long as SIBV or its Affiliates holds Shares or other securities of the Company constituting, in the aggregate, more than 50% of the then outstanding Voting Interests of the Company) permit, the Company to, amend its certificate of incorporation or by-laws in any manner that would be adverse to MHI Sub and the other Stockholders (other than any amendment creating any class or series of stock, or increasing the number of authorized shares of any class or series of such stock, in connection with any issuance of stock otherwise permitted by this Agreement).

                                   ARTICLE III

                               TRANSFER OF SHARES

              SECTION 3.1 General Restriction. No Stockholder shall, directly or indirectly, make or solicit any Sale of, or create, incur, solicit or assume any Encumbrance with respect to, any Share, except in compliance with the Securities Act and this Agreement.

              SECTION 3.2 [Intentionally Omitted].

              SECTION 3.3 Certain Restrictions on Transfer. (a) Each
Stockholder agrees that it will not, directly or indirectly, make or solicit any Sale of, or create, incur or assume any Encumbrance (other than a pledge or hypothecation of Shares to one or more bona fide financial institutions and any foreclosure thereof, in each case subject to such terms hereof applicable to a Third Party transferee of such Stockholder) with respect to, any Share beneficially owned by such Stockholder other than (i) any Sale to a Permitted Transferee, or any Sale to the Company or any Subsidiary in accordance with
Section 5.5(b), (ii) any Sale that is made in compliance with the procedures, and subject to the limitations, set forth in Section 3.4, and any Sale made to any Third Party after the termination of Section 3.4 pursuant to subparagraph
(g) thereof, (iii) any Sale that is made in compliance with the procedures, and subject to the limitations, set forth in Section 3.5 or 3.6, (iv) any Sale pursuant to a Public Offering or (v) any sale pursuant to a Rule 144 Transaction. Notwithstanding the foregoing, except as otherwise expressly provided in this Agreement, all Sales permitted by the foregoing clauses (i) through (v) shall be subject to, and shall not be made other than in compliance with, the provisions of Sections 3.1, 3.3(b) and 3.7. For so long as the Company is not a Public Company, the provisions of Section 3.6 remain in effect and SCL continues to believe it is appropriate that MHI Sub's Applicable Percentage in the Company be equal to MHI's Applicable Percentage (as defined in the Universal Stockholders' Agreement) in USHI, MHI Sub further agrees that it will not transfer any of its Shares pursuant to this Section 3.3 (other than to Permitted Transferees, to the Company or a Subsidiary of the Company in accordance with
Section 5.5(b), in a Public Offering or pursuant to Section 3.5 or 3.6) unless MHI transfers a corresponding number of its shares in USHI such that MHI Sub's Applicable Percentage in the Company is equal at all times to MHI's Applicable Percentage (as defined in the Universal Stockholders' Agreement) in USHI.

              (b) Each Stockholder agrees that it will not sell or transfer any Shares to a Permitted Transferee if a purpose or effect of such sale or transfer shall be to circumvent the provisions of this Section 3.3, Section 3.4,
Section 3.5 or Section 3.6 (it being understood that the Sale of Shares to a Permitted Transferee that is not a wholly owned direct or indirect subsidiary of SIBV and does not have any material assets other than Shares and other debt or equity securities of the Company and its Subsidiaries will be deemed in circumvention of such provisions). Each Stockholder shall remain responsible for the performance of this Agreement by each Permitted Transferee of such Stockholder to which Shares are transferred. If any Permitted Transferee to which Shares are transferred pursuant to clause (i) of Section 3.3(a) ceases to be a Permitted Transferee of the Stockholder from which or whom it acquired such Shares pursuant to such provision, such Person shall reconvey such Shares to such transferring Stockholder immediately before such Person ceases to be a Permitted Transferee of such transferring Stockholder.

              SECTION 3.4 Rights of First Refusal. (a) If at any time any Stockholder other than SIBV or any Permitted Transferee of SIBV receives from or otherwise negotiates with a Third Party a bona fide offer (for purposes of this Section 3.4, an "Offer") to purchase for cash, Cash Equivalents or Marketable Securities or other securities reasonably subject to valuation in the manner set forth in Section 3.4(b)(ii) below (the "Offer Consideration") any of the Shares owned or held by such Stockholder, and such Stockholder intends to sell such Shares to such

Third Party, such Stockholder (for purposes of this Section 3.4, the "Prospective Seller") shall provide the Company and each of the other Stockholders (for purposes of this Section 3.4, the "Other Stockholders") written notice of such Offer (for purposes of this Section 3.4, an "Offer Notice"). The Offer Notice shall identify the Third Party making the Offer, the number of Shares with respect to which the Prospective Seller has such an offer (for purposes of this Section 3.4, the "Offered Shares"), the price per Share at which a sale is proposed to be made (for purposes of this Section 3.4, the "Offer Price"), and all other material terms and conditions of the Offer, including, without limitation, a description of any non-cash Offer Consideration sufficiently detailed to permit valuation thereof, as well as a copy of the Offer, if available and permitted pursuant the terms thereof. At such time as the Company becomes a Public Company, adjustments to the provisions of this
Section 3.4 shall be made such that the timing hereunder in respect of any tender or exchange offer is consistent with the corresponding provision in the stockholders' agreement between SCL & E.I. DuPont de Nemours dated as of March 26, 1986.

              (b) (i) The receipt of an Offer Notice by each Other Stockholder and the Company from a Prospective Seller shall constitute an offer by such Prospective Seller to sell to each Other Stockholder and the Company all (but not less than all) of the Offered Shares at the Offer Price per Share in cash or, if the Offer Price includes any non-cash Offer Consideration, the portion of the Offer Price payable in non-cash Offer Consideration shall be payable in any combination of cash, Cash Equivalents or Marketable Securities (subject to the valuation procedures set forth in Section 3.4(b)(ii) below). Such offer shall be irrevocable for 30 days after receipt of such Offer Notice by each Other Stockholder and the Company. During such 30-day period, each Other Stockholder and the Company shall, subject to the priorities set forth in
Section 3.4(b)(iii), have the right to accept such offer as to any or all of the Offered Shares by giving a written notice of acceptance (for purposes of this Section 3.4, the "Notice of Acceptance") to the Prospective Seller prior to the expiration of such 30-day period (for the purposes of this Section 3.4, any Other Stockholder or the Company so accepting such offer, an "Accepting Party"). In the event that within five Business Days prior to the expiration of such 30-day period the Prospective Seller shall not have received Notices of Acceptance for all of the Offered Shares, the Prospective Seller shall notify each Other Stockholder of such fact and shall provide each Other Stockholder an opportunity to submit an additional Notice of Acceptance for any such Offered Shares prior to the expiration of such 30-day period.

              (ii) If the purchase price specified in the Offer Notice includes any securities, such purchase price shall be deemed to be the amount of any cash included in the purchase price plus the value (as jointly determined by a nationally recognized investment banking firm selected by each of the Company and the Prospective Seller or, in the event such firms are unable to agree, a third nationally recognized investment banking firm to be selected by such investment banking firms) of such securities included in such price. For this purpose:

              (A) The parties shall use their best efforts to cause any determination of the value of any such securities included in the purchase price to be made within three business days after the date of delivery of the Offer Notice. If the firms selected by the Company and the Prospective Seller are unable to agree upon the value of any such securities within such three-day period, such firms shall promptly select a third firm whose determination with respect to those securities having a disputed value shall be conclusive; and

              (B) The date by which the Company and the Other Stockholders must exercise their rights of first refusal under this Section 3.4 shall be extended until three business days after the determination of the value of such securities included in the purchase price.

              (iii) Each Other Stockholder and the Company shall be entitled to accept such offer from the Prospective Seller in the following order of priority: first, the Company shall be entitled to accept such offer for any or all of the Offered Shares; second, if the Company shall not have accepted such offer for all the Offered Shares, each Other Stockholder shall be entitled to accept such offer for not more than the portion of the remaining Offered Shares determined on a pro rata basis based on the ratio of the number of Shares owned by such Other Stockholder to the number of Shares then owned by all Other Stockholders (other than the Shares constituting Offered Shares); and third, if one or more Other Stockholders and the Company have not accepted such offer for all the Offered Shares, each Other Stockholder shall then be entitled to accept such offer for not more than the portion of the remaining Offered Shares determined on a pro rata basis based on the ratio of the number of Offered Shares specified in such Other Stockholder's Notice of Acceptance in respect of which such Other Stockholder shall not be entitled to accept the Prospective Seller's offer as a result of the application of clause second above to the number of Offered Shares specified in all such Other Stockholders' Notices of Acceptance in respect of which such Other Stockholders shall not be entitled to accept the Prospective Seller's offer as a result of the application of clause second above (it being understood that each such Other Stockholder shall be entitled to indicate its interest in accepting more than its pro rata share of the remaining Offered Shares and to accept the Prospective Seller's offer with respect to (A) such additional Offered Shares if all the Offered Shares are not otherwise accepted pursuant to clauses first, second and third or (B) such Offered Shares that remain unsold as described in Section 3.4(d)(ii) below). If the Company or any Other Stockholder so accepts the Prospective Seller's offer, such Person will purchase from the Prospective Seller, and the Prospective Seller will sell to such Accepting Party, such number of Offered Shares as to which such Accepting Party shall have accepted the Prospective Seller's offer (which must total, as to all Accepting Parties, all of the Offered Shares). The price per Share to be paid by such Accepting Party shall be the Offer Price specified in the Offer Notice, payable in accordance with the terms of the Offer by the Prospective Seller specified in Section 3.4(b)(i). The Notice of Acceptance shall specify (i) such Accepting Party's acceptance of the Prospective Seller's offer and (ii) the number of Offered Shares to be purchased by such Accepting Party.

              (c) The consummation of any such purchase by and sale to any Accepting Party shall take place on such date, not later than 30 days after receipt of the latest Notice of Acceptance received by the Prospective Seller (which shall not be later than the 30 day period provided therefor), as such Accepting Party and the Prospective Seller shall select. Upon the consummation of such purchase and sale, the Prospective Seller shall, against delivery by the relevant Accepting Party of the Offer Price multiplied by the number of Shares being purchased by such Accepting Party, (i) transfer to the Accepting Party the Offered Shares purchased and sold by the execution of a notarial deed of transfer to which both Accepting Party and Prospective Seller are parties, and
(ii) shall assign all its rights under this Agreement with respect to the Offered Shares purchased and sold pursuant to an instrument of assignment reasonably satisfactory to such Accepting Party.

              (d) In the event that (i) each Other Stockholder and the Company shall have received an Offer Notice from a Prospective Seller but the Prospective Seller shall not have received from the Company and one or more Other Stockholders Notices of Acceptance as to all the Offered Shares prior to the expiration of the 30-day period following receipt of such Offer Notice or
(ii) an Accepting Party shall have given a Notice of Acceptance to the Prospective Seller but shall have failed to consummate, other than as a result of the fault of the Prospective Seller, a purchase of the Offered Shares with respect to which such Notice of Acceptance was given within 30 days after receipt of the Notice of Acceptance by the Prospective Seller and one or more Other Stockholders shall not have indicated an interest upon any such failure to buy such Shares as provided in clause (B) of the parenthetical phrase following clause third of Section 3.4(b)(iii) and shall not have been prepared to purchase such Shares within five business days of their receipt of a notice of such failure from the Prospective Seller, and the Company shall not have indicated an interest in purchasing such Shares as have not been purchased pursuant to the immediately preceding clause and shall not have been prepared to purchase such Shares at the Offer Price originally specified in the Offer Notice relating to such Shares within five business days of its receipt of a notice from the Prospective Seller that such Shares have not been purchased pursuant to the immediately preceding clause, such Prospective Seller shall have the right to reject any or all Notices of Acceptance theretofore received, and nothing in this Section 3.4 shall limit the right of the Prospective Seller to make thereafter a sale of the Offered Shares so long as all the Offered Shares that are sold or otherwise disposed of by the Prospective Seller (which number of Offered Shares shall be not less than the number of Offered Shares specified in such Offer Notice) are sold for cash or the Offer Consideration (A) within 180 days after the date of receipt of such Offer Notice by each Other Stockholder and the Company, (B) at an amount not less than the Offer Price included in such Offer Notice and (C) to the Third Party making the Offer.

              (e) In the event that each Other Stockholder and the Company shall have received an Offer Notice from a Prospective Seller but the Prospective Seller shall not have received Notices of Acceptance for all the Offered Shares prior to the expiration of the 30-day period following receipt of such Offer Notice by each Other Stockholder and the Company and such Prospective Seller shall not have sold the remaining Offered Shares before the expiration of the 180-day period in accordance with paragraph (d) above, then such Prospective Seller shall not give another Offer Notice for a period of 180 days from the last day of such 180-day period.

              (f) Anything in this Section 3.4 or in Section 3.3 to the contrary notwithstanding, the provisions of this Section 3.4 will not be applicable to Sales of Shares (i) pursuant to a Public Offering or a Rule 144 Transaction, (ii) referred to in, or made pursuant to and in compliance with, Section 3.5 or Section 3.6 or (iii) any Sale or Encumbrance described in clauses (i), (iii), (iv) or (v) of Section 3.3(a).

              (g) The provisions of this Section 3.4 shall terminate and be of no further force and effect on and after, (i) if the Company is not then a Public Company, the date on which SIBV and its Permitted Transferees collectively beneficially own less than the largest number of Fully Diluted Shares then outstanding beneficially owned by any other Person or group (within the meaning of such term under Section 13(d) of the Exchange Act and the rules and regulations of the Commission thereunder) and (ii) if the Company is a Public Company, the date on which SIBV and its Permitted Transferees collectively own 30% or less of the then outstanding Fully Diluted Shares.

              (h) For so long as the Company is not a Public Company, the provisions of Section 3.4 remain in effect and SCL continues to believe it is appropriate that MHI Sub's Applicable Percentage in the Company be equal to MHI's Applicable Percentage (as defined in the Universal Stockholders' Agreement) in USHI, MHI Sub shall not offer to sell or consummate the sale of any of its Shares pursuant to this Section 3.4 unless MHI offers to sell and/or sells, respectively, a corresponding number of shares in USHI such that MHI Sub's Applicable Percentage in the Company is equal at all times to MHI's Applicable Percentage (as defined in the Universal Stockholders' Agreement) in USHI.

              SECTION 3.5 Right to Participate in Certain Dispositions. (a)
(i) So long as (A) SIBV and any Permitted Transferees of SIBV shall own, in the aggregate, Shares representing more than 30% of the then outstanding Fully Diluted Shares or (B) the Company is not then a Public Company and SIBV and its Permitted Transferees collectively beneficially own more Fully Diluted Shares then outstanding than MHI Sub and its Permitted Transferees (either of clause
(A) or (B) being a "Tag-Along Condition"), neither SIBV nor any of its Permitted Transferees shall in any transaction or series of related transactions (other than a Public Offering), directly or indirectly, make any Sale of Shares beneficially owned by SIBV or any such Permitted Transferee to any Third Party or Parties, unless the terms and conditions of such sale or other disposition shall include an offer to include, at the option of each of the other Stockholders (other than SIBV or any Permitted Transferee of SIBV) (for purposes of this Section 3.5, the "Other Stockholders"), in such sale or other disposition to the Third Party or Third Parties, the Pro Rata Portion (as defined in Section 3.5(a)(vi) below) of the Fully Diluted Shares then owned by each such Other Stockholder, provided that no such offer to the Other Stockholders shall be required in connection with any Sale by SIBV or any Permitted Transferee of SIBV if, immediately following consummation of such Sale and any related Sales, SIBV and its Permitted Transferees will own beneficially and of record 70% or more of the then outstanding Fully Diluted Shares.

              (ii) If, at any time when a Tag-Along Condition is met, SIBV or any Permitted Transferee of SIBV receives from a Third Party or Parties a bona fide offer or offers to purchase or otherwise acquire (for purposes of this Section 3.5, an "Offer") Shares beneficially owned by SIBV or such Permitted Transferee (for purposes of this Section 3.5, the "Offered Shares") and the proviso in subparagraph (a)(i) above is not applicable, and SIBV or such Permitted Transferee intends to sell such Offered Shares to such Third Party or Parties, SIBV or such Permitted Transferee (for purposes of this Section 3.5, the "Prospective Seller") shall provide written notice (for purposes of this
Section 3.5, the "Offer Notice") of such Offer to each of the Other Stockholders not later than the thirtieth day prior to the consummation of the sale or other disposition contemplated by the Offer. The Offer Notice shall identify the Offered Shares, the price offered for such Offered Shares, all other material terms and conditions of the Offer and, in the case of an Offer in which the consideration payable for Offered Shares consists in whole or in part of consideration other than cash, information relating to such other consideration sufficiently detailed to permit the valuation thereof, as well as a copy of the offer, if available and permitted pursuant to the terms thereof. Each of the Other Stockholders shall have the right and option, for a period of 25 days after the date the Offer Notice is given to such Other Stockholders (for purposes of this Section 3.5, the "Notice Period"), to notify the Prospective Seller of such Other Stockholder's interest in selling or otherwise disposing of up to the Pro Rata Portion (as defined in clause (vi) below) of such Other Stockholder's Shares pursuant to the Offer. Each Other Stockholder desiring to exercise such option shall, prior to the expiration of the Notice Period, provide the Prospective Seller with a written notice specifying the number of Shares which such Other Stockholder has an interest in selling or otherwise disposing of pursuant to the Offer (for purposes of this Section 3.5, a "Notice of Interest"), and shall deliver to the Prospective Seller (A) a certified copy of the notarial deed by which he acquired the Shares, together with an extract from the shareholders register of the Company evidencing the Shares to be sold or otherwise disposed of pursuant to such Offer by such Other Stockholder and the Prospective Seller and (B) an instrument of assignment reasonably satisfactory to the Prospective Seller assigning, as of the consummation of the sale and transfer or other disposition to the Third Party or Parties, all such Other Stockholder's rights under this Agreement with respect to the Shares to be sold or otherwise disposed of and delivery of such certificate or certificates evidencing the Shares to be sold, and the instrument of assignment shall constitute an irrevocable election by such Other Stockholder to authorize and permit the Prospective Seller to sell such Shares, on behalf of such Other Stockholder, pursuant to the Offer.

              (iii) As promptly as practicable after the consummation of the sale or other disposition of the Shares of the Prospective Seller and the Shares of the Other Stockholders to the Third Party or Parties pursuant to the Offer, the Prospective Seller shall remit to each of the Other Stockholders the total sales price of the Shares of such Other Stockholders sold or otherwise disposed of pursuant thereto less a pro rata portion of the out-of-pocket expenses payable to any Third Party other than the Prospective Seller and its Affiliates (including, without limitation, legal expenses) incurred by the Prospective Seller in connection with such sale or disposition. If the consideration payable to the Other Stockholders consists in whole or in part of consideration other than cash, Cash Equivalents and Marketable Securities, and if SIBV or its Affiliates have any right to participate in sale transactions of other Persons, a right to put the consideration received to another Person, registration rights, investor protection rights (such as those provided for in Section 2.3 or Article V hereof), board of directors representation rights or any other similar rights, then the Other Stockholders shall receive as part of such transaction each such right obtained by SIBV or its Affiliates; provided that no transferee of MHI Sub, other than

Permitted Transferees, is entitled to board representation and MHI Sub shall only be entitled to board representation that is proportionate to the ownership interest of MHI Sub and its Affiliates in the relevant entity, but not fewer than one board seat for as long as the ownership interest of MHI Sub and its Affiliates in the relevant entity is equal to or greater than 5% of the combined ownership interest of MHI Sub, SIBV and their respective Affiliates.

              (iv) If at the end of the Notice Period any Other Stockholder shall not have given a Notice of Interest (and delivered all other required documents) with respect to some or all of the Pro Rata Portion of such Other Stockholder's Shares, such Other Stockholder will be deemed to have waived all its rights under this Section 3.5 with respect to the sale or other disposition pursuant to the Offer of the Pro Rata Portion of the Shares owned by such Other Stockholder with respect to which a Notice of Interest shall not have been given. If, at any time the Prospective Seller abandons the proposed sale pursuant to the offer or at the end of the 180-day period following the giving of the Offer Notice, the Prospective Seller has not completed the sale of all the Offered Shares and the Shares with respect to which Other Stockholders shall have given Notices of Interest pursuant to this Section 3.5, no assignment of the Shares shall be recorded by the Company in its records and the provisions of this Section 3.5 shall apply to any subsequent Sale by the Prospective Seller of any of the Shares initially proposed to be sold in the Offer.

              (v) Except as expressly provided in this Section 3.5, no Prospective Seller shall have any obligation to any Other Stockholder with respect to the sale or other disposition of any Shares owned by such Other Stockholder in connection with this Section 3.5. Anything herein to the contrary notwithstanding and irrespective of whether any Notice of Interest shall have been given, no Prospective Seller shall have any obligation to any Other Stockholder to sell or otherwise dispose of any Offered Shares pursuant to this
Section 3.5 as a result of any decision by such Prospective Seller not to accept or consummate any Offer or sale or other disposition with respect to the Offered Shares (it being understood that any and all such decisions shall be made by such Prospective Seller in its sole discretion). No Other Stockholder shall be entitled to sell or otherwise dispose of Shares directly to any Third Party or Parties pursuant to an Offer (it being understood that all such sales and other dispositions shall be made only on the terms and pursuant to the procedures set forth in this Section 3.5).

              (vi) For purposes of this Section 3.5, "Pro Rata Portion" means, with respect to each Other Stockholder, a number equal to the product of (a) the total number of Fully Diluted Shares then owned by such Other Stockholder and
(b) a fraction, the numerator of which shall be the total number of Fully Diluted Shares proposed to be sold by the Prospective Seller, and the denominator of which shall be the total number of Fully Diluted Shares then owned by the Prospective Seller.

              (b) Anything in this Section 3.5 or in Section 3.3 to the contrary notwithstanding, (i) the provisions of this Section 3.5 will not be applicable to any Sale of Shares pursuant to a Public Offering, or to any transfer described in clause (i), (ii), (iv) or (v) of Section 3.3(a) and (ii) in the event that SIBV shall exercise the option referred to in Section 3.6 to require each of the

Other Stockholders to participate in the sale of Shares referred to therein, the Other Stockholders (as defined in and for the purposes of Section 3.6) shall thereafter have no right pursuant to this Section 3.5 to participate in any such sale. Nothing in this Section 3.5 shall affect any of the rights or obligations of any of the Stockholders under any other provision of this Agreement.

              (c) For so long as the Company is not a Public Company, the provisions of Section 3.6 remain in effect and SCL continues to believe it is appropriate that MHI Sub's Applicable Percentage in the Company be equal to MHI's Applicable Percentage (as defined in the Universal Stockholders' Agreement) in USHI, MHI Sub shall not exercise its rights under this Section 3.5 unless, and to the extent applicable, MHI exercises its rights to sell or otherwise dispose of a corresponding number of shares in USHI pursuant to
Section 3.5 of the Universal Stockholders Agreement such that MHI Sub's Applicable Percentage in the Company is equal at all times to MHI's Applicable Percentage (as defined in the Universal Stockholders Agreement) in USHI.

              SECTION 3.6 Right to Compel Participation in Certain Sales. (a)
If SIBV and its Permitted Transferees shall, in any transaction or series of related transactions, directly or indirectly, propose to sell all (but not less than all) Shares held by them (for purposes of this Section 3.6, the "Controlling Shares") to a Third Party or Parties (for purposes of this Section 3.6, an "Offer"), SIBV may, at its option, require each of the other Stockholders (for purposes of this Section 3.6, the "Other Stockholders") to sell all Shares owned or held by such Other Stockholders to the Third Party or Parties for the same consideration per Share, and otherwise on the same terms and conditions upon which SIBV and its Permitted Transferees sell their Shares, provided that if the purchase price for SIBV and its Affiliates' Shares includes any property other than cash, Cash Equivalents and/or Marketable Securities (the "Non-Liquid Consideration"), the Other Stockholders shall have the option to receive the portion of such purchase price consisting of Non-Liquid Consideration solely in cash, Cash Equivalents and/or Marketable Securities and such purchase price shall be deemed to be an amount of any cash included in the purchase price specified in the relevant Offer Notice (as defined in subparagraph (b)(i) below) plus the value (as determined in accordance with the provisions of Section 3.4(b)(ii), which provisions shall apply mutatis mutandis to SIBV and the Other Stockholders in lieu of the Company and the Prospective Seller) of such other property included in such price. The value of any Cash Equivalents and/or Marketable Securities to be received by the Other Stockholders pursuant to the proviso in the immediately preceding sentence will be determined pursuant to the same valuation procedures set forth in Section 3.4(b)(ii), which provisions shall apply mutatis mutandis to SIBV and the Other Stockholders in lieu of the Company and the Prospective Seller, as are applicable to valuations of property other than cash included in the purchase price.

              (b) (i) SIBV shall provide a written notice (for purposes of this Section 3.6, the "Offer Notice") of such Offer to each of the Other Stockholders not later than the twentieth business day prior to the consummation of the sale contemplated by the Offer. The Offer Notice shall contain written notice of the exercise of SIBV's rights pursuant to Section 3.6(a), setting forth the consideration per Share to be paid by the Third Party or Parties and the other material terms and conditions of the Offer, as well as a copy of the Offer, if available and permitted pursuant to the terms thereof. Within 20 business days following the date the Offer Notice is given, each of the Other Stockholders shall transfer to SIBV the Shares owned or held by such Other Stockholder by the execution of a notarial deed of transfer.

              (ii) As promptly as practicable after the consummation of the sale of Shares held by SIBV and the Other Stockholders to the Third Party or Parties pursuant to the Offer, SIBV shall remit to each of the Other Stockholders the total sales price of the Shares of such Other Stockholders sold pursuant thereto less a pro rata portion of the out-of-pocket expenses payable to any Third Party other than SIBV and its Affiliates (including, without limitation, legal expenses) incurred by SIBV in connection with such sale.

              (iii) Neither SIBV nor any of its Permitted Transferees will effect the Sale of any Controlling Shares pursuant to the Offer unless all the Controlling Shares and all of the Shares transferred to SIBV pursuant to Section 3.6(b)(i) are simultaneously transferred. If, at any time the Prospective Seller abandons the proposed Sale pursuant to the offer or at the end of the 180 day period following the giving of the Offer Notice, SIBV and its Permitted Transferees shall not have completed the sale of all the Controlling Shares and the Shares transferred to SIBV pursuant to Section 3.6(b)(i), SIBV shall transfer back by notarial deed to each of the Other Stockholders all Shares that such Other Stockholder transferred pursuant to this Section 3.6.

              (iv) Except as expressly provided in this Section 3.6, no Prospective Seller shall have any obligation to any Other Stockholder with respect to the sale or other disposition of any Shares owned by such Other Stockholder in connection with this Section 3.6. Anything herein to the contrary notwithstanding, SIBV shall have no obligation to any Other Stockholder to sell or otherwise dispose of any Controlling Shares pursuant to this Section 3.6 or as a result of any decision by SIBV not to accept or consummate any Offer or sale with respect to the Controlling Shares (it being understood that any and all such decisions shall be made by SIBV in its sole discretion). No Other Stockholder shall be entitled to make any Sale of Shares directly to any Third Party pursuant to an Offer (it being understood that all such Sales shall be made only on the terms and pursuant to the procedures set forth in this Section 3.6). Nothing in this Section 3.6 shall affect any of the obligations of any of the Stockholders under any other provision of this Agreement.

              (c) Anything in this Section 3.6 or in Section 3.3 to the contrary notwithstanding, the provisions of this Section 3.6 shall not be applicable to any Sale of Shares pursuant to a Public Offering or to any transfer described in clause (i) or (v) of Section 3.3.

              (d) The provisions of this Section 3.6 shall terminate and be of no further force and effect on and after, (i) if the Company is not then a Public Company, the date on which SIBV and its Permitted Transferees collectively beneficially own less than the largest number of Fully Diluted Shares then outstanding and beneficially owned by any other Person or group (within the meaning of such term under Section 13(d) of the Exchange Act and the rules and regulations of the Commission thereunder) and (ii) if the Company is a Public Company, the date on which SIBV and its Permitted Transferees collectively own 30% or less of the then outstanding Fully Diluted Shares.

              (e) As long as MHI Sub shall own any Shares and the provisions of this Section 3.6 shall not have terminated, the Parent shall own, directly or indirectly, a majority of the outstanding voting and economic interests in MHI Sub.

              SECTION 3.7 Transferees to Execute Agreement. (a) Each Stockholder agrees that it will not, directly or indirectly, make any Sale of, or create, incur or assume any Encumbrance with respect to, any Shares beneficially owned by such Stockholder unless prior to the consummation of any such Sale or the creation, incurrence or assumption of such Encumbrance, the Person to whom such Sale is proposed to be made or the Person in whose favor such Encumbrance is proposed to be created, incurred or assumed (a "Prospective Transferee") (i) executes and delivers to the Company and each Stockholder an agreement, in form and substance reasonably satisfactory to the Company, whereby such Prospective Transferee confirms that, with respect to the Shares that are the subject of such Sale or Encumbrance, it shall be deemed to be a "Stockholder" for purposes of all Applicable Provisions of this Agreement and agrees to be bound by all the terms of all Applicable Provisions of this Agreement and (ii) unless such Prospective Transferee is a recognized institutional investor, delivers to the Company and MHI Sub an opinion of counsel, satisfactory in form and substance to the Company and MHI Sub, to the effect that the agreement referred to above that is delivered by such Prospective Transferee is a legal, valid and binding obligation of such Prospective Transferee enforceable against such Prospective Transferee in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditor's rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Upon the execution and delivery by such Prospective Transferee of the agreement referred to in clause (i) of the preceding sentence and, if required, the delivery of the opinion of counsel referred to in clause (ii) of the preceding sentence, such Prospective Transferee shall be deemed a "Stockholder" for purposes of all Applicable Provisions of this Agreement and shall have the rights and be subject to the obligations of a Stockholder under the Applicable Provisions of this Agreement, in each case with respect to the Shares beneficially owned by such Prospective Transferee or in respect of which such Encumbrance shall have been created, incurred or assumed.

              (b) Anything in this Section 3.7 or in Section 3.3 to the contrary notwithstanding, the provisions of this Section 3.7 will not be applicable to (i) any Sale of Shares pursuant to a Public Offering or (ii) any Sale of Shares in a Rule 144 Transaction.

              SECTION 3.8 Certain Information. (a) In the event that and so long as the Company shall be a Public Company, it shall file all reports and other information required to be filed by Section 13 or 15(d) under the Exchange Act, as the case may be, as shall be necessary in order that the conditions to the availability of Rule 144 in connection with any Sale of Shares by a Stockholder shall be met.

              (b) For purposes of this Agreement, the Company shall be deemed to be a "Public Company" if, as of any date of determination, any number of Shares shall have been sold in Public Offerings and any Shares are registered or required to be registered under the Exchange Act.

              SECTION 3.9 Improper Sale or Encumbrance. Any attempt not in compliance with this Agreement to make any Sale of, or create, incur or assume any Encumbrance with respect to, any Shares shall be null and void and of no force and effect, the purported transferee shall have no rights or privileges in or with respect to the Company, and the Company shall not give any effect in the Company's stock records to such attempted Sale or Encumbrance.

              SECTION 3.10 Determination of Share Consideration. When determining the consideration per Share in respect of any Offer under Section
3.5 and 3.6, (a) the consideration payable for the relevant Shares shall include any non-compete or other payments made or to be made to SIBV and its Permitted Transferees in connection with such transaction and (b) the allocation of the consideration between the Shares being sold by SIBV and its Permitted Transferees and any other securities or other property being sold by SIBV and its Permitted Transferees shall be determined based on the fair values of the Shares and any such other securities or other property being sold.

                                   ARTICLE IV

                               REGISTRATION RIGHTS

              SECTION 4.1 Incidental Registration. (a) If the Company at any time proposes to register any Shares under the Securities Act for Sale in a Public Offering, whether or not for its own account, on a form and in a manner that would permit registration of Registrable Securities under the Securities Act for Sale in such Public Offering, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so, specifying the form and manner and the other relevant facts involved in such proposed registration (including, without limitation, the identity of the managing underwriter). Upon the written request of any such holder of Registrable Securities delivered to the Company within 30 days after such notice shall have been given to such holder (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act, as expeditiously as is reasonable, of all Registrable Securities that the Company has been so requested to register by the holders of Registrable Securities, to the extent requisite to permit the Sale of the Registrable Securities to be so registered in such Public Offering; provided, however, that:

              (i) if, at any time after giving such written notice of its intention to register any of such Shares proposed to be registered by the Company and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such Shares, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities that has requested to register Registrable Securities and thereupon the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith to the extent provided in Section 4.1(b));

              (ii) if the managing underwriter of such Public Offering shall advise the Company that, in its judgment, the number of Shares proposed to be included in such Public Offering should be limited because the inclusion of Registrable Securities is likely to adversely impact the purchase price obtained for the Shares proposed to be included in such Public Offering, then the Company will promptly advise each such holder of Registrable Securities thereof and may require, by written notice to each such holder accompanying such advice, that, to the extent necessary to meet such limitation, all holders of Registrable Securities proposing to sell Shares in such Public Offering shall share pro rata in the number of Shares to be excluded from such offering, such sharing to be based on the respective numbers of Registrable Securities as to which registration has been requested by such holders and that the distribution of such Registrable Securities as are so excluded be deferred (in case of a deferral as to a portion of such Registrable Securities, such portion to be allocated among such holders in proportion to the respective numbers of Shares so requested to be registered by such holders) until the completion of the distribution of such Shares and any other securities by such underwriters; and

              (iii) the Company shall not be obligated to effect any registration of Registrable Securities under this Section 4.1 that is incidental to the registration of any of its Shares or other securities in connection with any merger, acquisition, exchange offer, dividend reinvestment plan or stock option or other employee benefit plan.

              (b) The Company will pay all Registration Expenses in connection with each registration of Registrable Securities effected by it pursuant to this Section 4.1.

              SECTION 4.2 Registration on Request. (a) If the Company is a Public Company, upon the written request of MHI Sub or any Permitted Transferee of MHI Sub, or, if MHI Sub or any Permitted Transferee so permits, any Third Party transferee of MHI Sub or a Permitted Transferee identified in writing to the Company, requesting that the Company effect the registration under the Securities Act of all or part of the Registrable Securities held by such Person and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all other holders of Registrable Securities, and thereupon will, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by such holder, provided that (i) the Company shall be obligated to register such Registrable Securities pursuant to this Section 4.2(a) on only two occasions,
(ii) the Company shall not be obligated to file a registration statement relating to any registration request under this

Section 4.2(a) within a period of nine months after the effective date of any other registration statement relating to any registration request under this
Section 4.2(a) which was not effected on Form S-3 (or any successor or similar short-form registration statement) or relating to any registration effected under Section 4.1, or if with respect thereto the managing underwriter, the Commission, the Securities Act or the rules and regulations thereunder, or the form on which the registration statement is to be filed, would require the conduct of an audit other than the regular audit conducted by the Company at the end of its fiscal year, in which case the filing may be delayed until the completion of such regular audit (unless the holders of the Registrable Securities to be registered agree to pay the expenses of the Company in connection with such an audit other than the regular audit) and (iii) if the Company, in its sole discretion, determines that the filing of a registration statement in the near future pursuant to this Section 4.2 would interfere with any financing, acquisition, corporate reorganization or other similar transaction involving the Company or any Subsidiary or that such registration would require disclosure of non-public information that the Company deems advisable not to disclose, then the Company's obligation to file a registration statement shall be deferred for a period not to exceed 180 days; provided, however, that the Company shall not obtain such a deferral more than once in any twelve-month period.

              (b) If any registration requested pursuant to this Section which is proposed by the Company to be effected by the filing of a registration statement on Form S-3 (or any successor or similar short-form registration statement) shall be in connection with an underwritten public offering, and if the managing underwriter shall advise the Company in writing that, in its opinion, the use of another form of registration statement is of material importance to the success of such proposed offering, then such registration shall be effected on such other form.

              (c) A registration requested pursuant to this Section will not be deemed to have been effected unless it has become effective, provided that if, within 180 days after it has become effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court, such registration will be deemed not to have been effected.

              (d) If a requested registration pursuant to this Section involves an underwritten offering, the Company shall have the right to select in good faith the investment banker or bankers and managers to administer the offering, provided, however, that such investment banker or bankers and managers shall be satisfactory to holders of a majority of the Registrable Securities which are held by holders and which the Company has been requested to register.

              (e) If a requested registration pursuant to this Section 4.2 involves an underwritten offering and the managing underwriter advises the Company that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering, the Company will include in such registration only the Registrable Securities requested to be included in such registration pursuant to this Section 4.2. In the event that the number of Registrable Securities requested to be included in such registration exceeds the number which, in the opinion of such managing underwriter, can be sold, the number of such Registrable Securities to be included in such registration shall be allocated pro rata among the holders requesting registration pursuant to this Section 4.2 on the basis of the relative number of shares of Registrable Securities then held by each such holder (provided that any shares thereby allocated to any such holder that exceed such holder's request shall be reallocated among the remaining requesting holders in like manner). In the event that the number of Registrable Securities requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold, the Company may include in such registration the securities the Company proposes to sell up to the number of securities that, in the opinion of the underwriter, can be sold.

              SECTION 4.3 Registration Procedures. (a) If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act for Sale in a Public Offering as provided in Section 4.1 or 4.2, the Company will as expeditiously as is reasonably practicable:

              (i) prepare and file with the Commission on any appropriate form a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective;

              (ii) prepare and file with the Commission such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities and other securities covered by such registration statement until the earlier of (A) such time as all such Registrable Securities and other securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and (B) the expiration of 120 days from the date such registration statement first becomes effective;

              (iii) furnish to each seller of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as such seller may reasonably request in order to facilitate the sale or disposition of such Registrable Securities;

              (iv) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things that may be necessary to enable such seller to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in respect of doing business in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

              (v) enter into such customary agreements (including an underwriting agreement in customary form), which may include indemnification provisions in favor of underwriters and other persons in addition to, or in substitution for the provisions of Section 4.5 hereof, and take such other actions as sellers of a majority of shares of such Registrable Securities or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

              (vi) furnish to each seller of Registrable Securities (1) a signed counterpart, addressed to such seller, of any opinion of counsel for the Company, dated the date of the closing under the underwriting agreement with respect to such Public Offering, in customary form and in form and scope reasonably satisfactory to the underwriter and its counsel, and (2) a signed counterpart, if requested by such seller, addressed to it, of any "cold comfort" letter signed by the independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters as the seller of such Registrable Securities shall reasonably request (provided that Registrable Securities constitute at least 25% of the securities covered by such registration statement, unless such a "cold comfort" letter or letters are provided to the Company or other selling holders in connection with such registration);

              (vii) immediately notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing or if it is necessary to amend or supplement such prospectus to comply with law, and at the request of any such seller prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities or other securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and shall otherwise comply in all material respects with law and so that such prospectus, as amended or supplemented, will comply with law;

              (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations thereunder;

              (ix) use its best efforts to list such Shares on each securities exchange or quotation system on which Shares are then listed or quoted, if such Shares are not already so listed or quoted and if such listing is then permitted under the rules of such exchange or quotation system, and provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement;

              (x) cooperate with the holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or such holders may request;

              (xi) notify counsel for the holders of Registrable Securities included in such registration statement and the managing underwriter or agent, immediately, and confirm the notice in writing (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment to the prospectus shall have been filed,
       (ii) of the receipt of any comments from the Commission, (iii) of any request of the Commission to amend the registration statement or amend or supplement the prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

              (xii) make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

              (xiii) if requested by the managing underwriter or agent or any holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such holder reasonably requests to be included therein, including, without limitation, with respect to the number of Registrable Securities being sold by such holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

              (xiv) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; and

              (xv) cooperate with the Stockholders to facilitate the timely preparation and delivery to any underwriter to which any holder of Registrable Securities may sell such Registrable Securities in connection with any such registration (and to any direct or indirect transferee of any such underwriter) certificates (not bearing any restrictive legends) to be sold under the Registration Agreement.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such seller and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith.

              (b) Each holder of Registrable Securities agrees, if so required by the managing underwriters, not to effect any public sale or distribution (including any sale pursuant to Rule 144) of Registrable Securities (other than as part of such Public Offering) within 7 days prior to the effective date of the registration statement with respect to such underwritten public offering or 180 days after the effective date of such registration statement.

              (c) The Company agrees, if so required by the managing underwriters in connection with such Public Offering of Registrable Securities pursuant to Section 4.1 or Section 4.2, not to effect any public sale or distribution of any of its equity securities or securities convertible into or exchangeable or exercisable for any of such equity securities during the 7 days prior to and the 180 days after the effective date of any registration statement with respect to such Public Offering, except as part of such Public Offering or except in connection with a stock option plan, stock purchase plan, savings or similar plan, or an acquisition, merger or exchange offer.

              (d) It is understood that in any Public Offering of Registrable Securities in addition to the Shares (the "initial Shares") the underwriters have committed to purchase, the underwriting agreement may grant the underwriters an option to purchase a number of additional shares (the "option Shares") equal to up to 15% of the initial Shares (or such other maximum amount as the National Association of Securities Dealers, Inc. may then permit), solely to cover over-allotments. Shares proposed to be sold by the Company and the holders shall be allocated between initial Shares and option Shares as agreed or, in the absence of agreement, pursuant to Section 4.1(a)(ii) or Section 4.2(e), as the case may be. The number of initial Shares and option Shares to be sold by requesting holders shall be allocated pro rata among all such holders on the basis of the relative number of Registrable Securities each such holder has requested to be included in such registration.

              (e) The parties hereto shall take all necessary steps to satisfy all applicable Dutch regulations with respect to any registration of the Shares in accordance with Sections 4.1 or 4.2 hereof.

              SECTION 4.4 Preparation: Reasonable Investigation. In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Company will give the holders of Registrable Securities on whose behalf such Registrable Securities are to be so registered and their underwriters, if any, and their respective counsel, accountants and other agents the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have issued a report on its financial statements as shall be necessary, in the opinion of such holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

              SECTION 4.5 Indemnification. (a) In the event of any registration of any equity securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless, in the case of any registration statement filed pursuant to Section 4.1 or Section 4.2, the seller of any Registrable Securities covered by such registration statement, its directors and officers, general and limited partners (and directors and officers thereof and, if such seller is a portfolio or investment fund, its investment advisors), each other Person who participates as an underwriter in the Public Offering of such securities, each officer and director of each such underwriter, and each other Person, if any, who controls such seller or any such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities and expenses, joint or several, to which such seller or any such director or officer or participating or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon
(i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such seller, and each such director, officer, underwriter and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company for use in the preparation thereof by such seller or underwriter, as the case may be, or (ii) an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus but notified to such seller and underwriter prior to any Sale of Registrable Securities and subsequently corrected by the Company in any final prospectus, amendment or supplement made available to such seller or underwriter but which final prospectus, amendment or supplement was not used by such seller or underwriter in the Sale of Registrable Securities that gave rise to such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, underwriter or controlling Person and shall survive the transfer of such Shares by such seller.

              (b) The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section
4.1 or Section 4.2, that the Company shall have received an undertaking satisfactory to it from (i) the prospective seller of such Shares, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 4.5(a), except that any such prospective seller shall not in any event be liable to the Company pursuant thereto for an amount in excess of the net proceeds of sale of such prospective seller's Registrable Securities so to be sold) the Company, each such underwriter of such Shares, each officer and director of each such underwriter and each other Person, if any, who controls the Company or any such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and (ii) each such underwriter of such Shares, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 4.5(a)) the Company, each officer and director of the Company, each prospective seller, each officer and director of each prospective seller and each other Person, if any, who controls the Company or any such prospective seller within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished by such prospective seller or such underwriter, as the case may be, to the Company for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such Shares by such seller.

              (c) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding (including any governmental investigation) involving a claim referred to in Section 4.5(a) or (b), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding provisions of this Section 4.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim (in which case, the indemnifying party shall not be liable for the fees and expenses of more than one counsel for all sellers of Registrable Securities, or more than one counsel for the underwriters in connection with any one action or separate but similar or related actions), the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

              SECTION 4.6 Contribution. (a) If the indemnification provided for in Section 4.5 is unavailable to the indemnified parties in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party and the Company shall contribute to the amounts paid or payable by such indemnified parties as a result of such losses, claims, damages or liabilities (i) as between the Company and the holders of Registrable Securities covered by a registration statement, on the one hand, and the underwriters, on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and such holders, on the one hand, and the underwriters, on the other, from the Public Offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and such holders, on the one hand, and of the underwriters, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations, and (ii) as between the Company, on the one hand, and each holder of Registrable Securities covered by a registration statement, on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each such holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and such holders, on the one hand, and the underwriters, on the other, shall be deemed to be in the same proportion as the total proceeds from the Public Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and such holders bear to the total underwriting discounts and commissions received by the underwriters. The relative fault of the Company and such holders, on the one hand, and of the underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and such holders or by the underwriters. The relative fault of the Company, on the one hand, and of each such holder, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

              (b) The Company and the holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section
4.6 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the next preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the next preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.6, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public pursuant to such Public Offering exceeds the amount of any damages that such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no holder of Registrable Securities shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such holder were offered to the public pursuant to such Public Offering exceeds the amount of any damages that such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Stockholder's obligation to contribute pursuant to this Section 4.5 is several in the proportion that the proceeds of the Public Offering received by such Stockholder bears to the total proceeds of the Public Offering received by all the Stockholders and not joint.

                                    ARTICLE V

                              ADDITIONAL AGREEMENTS

              SECTION 5.1 Right to Purchase Bidco New Securities. (a) In the event the Company proposes to issue Bidco New Securities to SIBV or any other Affiliate of the Company, the Company hereby grants to each Stockholder (other than SIBV and any Affiliate of the Company) the right to purchase in lieu of SIBV or such other Affiliate, in accordance with Section 5.1(b), a number of shares or other amount of any Bidco New Securities which the Company issues equal to the product of (a) the total number of shares or other amount of such Bidco New Securities which the Company issues at such time and (b) a fraction, the numerator of which shall be the total number of Fully Diluted Shares then outstanding and beneficially owned by such Stockholder, and the denominator of which shall be the total number of Fully Diluted Shares then outstanding. If any such Stockholder does not purchase any or all of its pro rata portion of Bidco New Securities, the remaining Stockholders shall have the right to purchase such non-purchasing Stockholder's pro rata portion of Bidco New Securities, pro rata, until all of such non-purchasing Stockholder's pro rata portion of Bidco New Securities have been purchased or until no other such Stockholder desires to purchase any more Bidco New Securities. The rights of the Stockholders under this Section 5.1 shall terminate if unexercised within 30 days after receipt of the Notice of Issuance referred to in Section 5.1(b).

              (b     In the event that the Company proposes to undertake an
issuance of Bidco New Securities to SIBV or any other Affiliate of the Company, it shall give each Stockholder (other than SIBV and any other Affiliate of the Company) written notice (a "Notice of Issuance") of its intention, describing all material terms of the Bidco New Securities, the price and all material terms upon which the Company proposes to issue such Bidco New Securities. Each such Stockholder shall have 30 days from the date of the Notice of Issuance to agree to purchase all or any portion of such Stockholder's pro rata share of such Bidco New Securities (as determined pursuant to Section 5.1(a)) for the same consideration, if such consideration shall consist solely of cash, or for cash, Cash Equivalents or Marketable Securities having an equivalent value to the consideration payable by SIBV or such other Affiliate of the Company at the time of payment as determined pursuant to the same valuation procedures set forth in
Section 3.4(b)(ii) (mutatis mutandis) and otherwise upon the terms specified in the Notice of Issuance by giving written notice to the Company, with a copy to each other such Stockholder, and stating therein the quantity of Bidco New Securities to be purchased by such Stockholder; provided, however, to the extent a payment of non-cash consideration by SIBV, or such other Affiliate of the Company, as contemplated by this Section 5.1(b), consists of any assets, securities or capital stock acquired from a non-Affiliate substantially contemporaneously with such payment made in accordance with the provisions of
Section 5.1(d)(B) or 5.1(e), then the value of such assets, securities or capital stock for purposes of this Section 5.1(b) shall equal the price paid by SIBV or such other Affiliate to the non-Affiliate; provided, further, that any capital stock issued by SIBV or such other Affiliate of the Company to acquire assets, securities or capital stock from a non-Affiliate shall be valued at the same time as it is valued under the terms of any agreement with such non-Affiliate. For so long as SCL continues to believe it is appropriate that MHI Sub's Applicable Percentage in the Company be equal to MHI's Applicable Percentage (as defined in the Universal Stockholders' Agreement) in USHI, then MHI Sub shall not exercise its rights to purchase Bidco New Securities hereunder unless MHI also exercises its corresponding rights to purchase USHI New Securities (as defined in the Universal Stockholders Agreement) such that MHI Sub's Applicable Percentage in the Company is equal at all times to MHI's Applicable Percentage (as defined in the Universal Stockholders' Agreement) in USHI.

              (c) The price payable for any Shares to be issued by the Company prior to the first anniversary hereof shall be based upon a value for the Company and USHI as a whole as is mutually determined in good faith by SCL and Parent as promptly as practicable following the date hereof (and if no agreement as to such value is reached, then the value shall be determined as otherwise set forth herein). Except as contemplated by paragraph (f), with respect to all other issuances of Bidco New Securities to SIBV or any other Affiliate of the Company, the Company may sell such Bidco New Securities only if such securities do not constitute Non-Qualifying Securities and (i) the Company shall have received from an investment bank of recognized international standing, selected by SIBV and reasonably satisfactory to MHI and MHI Sub, an opinion to the effect that the price proposed to be paid by SIBV or such other Affiliate of the Company for such Bidco New Securities is fair, from a financial point of view, to the Company (or SIBV shall have provided an alternative means reasonably satisfactory to MHI Sub to substantiate the fairness of the price to be paid in such transaction) or (ii) if MHI Sub shall consent in writing to such issuance of Bidco New Securities.

              (d) Unless otherwise agreed by the parties hereto, for so long as SCL continues to believe it is appropriate that MHI Sub's Applicable Percentage in the Company following the issuance of Bidco New Securities to any Affiliate of SCL be equal to MHI's Applicable Percentage (as defined in the Universal Stockholders' Agreement) in Universal Holding, then:

              (A) in connection with any proposed issuance of Bidco New Securities by the Company to any Affiliate of SCL, the following steps would apply:

                     (i) SCL would determine in its good faith judgment the relative value of each of the Company and Universal Holding. The relative values of the Company and Universal Holding would be expressed as a percentage, with the aggregate of both equal to 100%;

                     (ii) SCL would determine the aggregate amount (the "Aggregate Contribution") that it desires to be contributed to the Company and Universal Holding;

                     (iii) With respect to any issuance of Bidco New Securities for cash or Cash Equivalents, SCL would, subject to the provisions of Sections 5.1(a), 5.1(b), 5.1(c) and 5.1(f), directly or indirectly contribute to the Company an amount in cash equal to the Aggregate Contribution times the percentage attributed to the Company pursuant to clause (i); and

                     (iv) The balance of the Aggregate Contribution would, subject to the provisions of Sections 5.1(a), 5.1(b), 5.1(c) and 5.1(f), be directly or indirectly contributed to USHI in exchange for USHI New Securities. USHI may then lend the contributed cash to the Company or the Company may then lend the contributed cash to USHI as intercompany debt consistent with past practice.

              (B) In connection with an acquisition by the Company or its Subsidiaries of capital stock or assets of one or more non-Affiliate third person(s) in which SCL or any Affiliate of SCL (other than the Company and its Subsidiaries or Universal Holding and its Subsidiaries) issues shares of its capital stock (or the capital stock of any such Affiliate) or pays cash to such third person(s), the following steps would apply:

                     (i) SCL would determine in its good faith judgment the relative value of each of the Company and Universal Holding. The relative values of the Company and Universal Holding would be expressed as a percentage, with the aggregate of both equal to 100%;

                     (ii) SCL or such Affiliate would, subject to the provisions of Sections 5.1(a), 5.1(b), 5.1(c) and 5.1(f), contribute the acquired stock or assets to the Company and

Universal Holding in proportion to their relative percentages (determined pursuant to clause (i) above); and

                     (iii) Universal Holding may then resell such contributed capital stock or assets to the Company or the Company may then resell such contributed capital stock or assets to Universal Holding in consideration for issuance of a promissory note with a principal amount equal to the aggregate value of the acquired stock or assets times the proportion being resold (or otherwise structured so that there would be no gain or loss under applicable tax regulations as a result of such resale).

              (e) To the extent that a capital contribution by SCL or its Affiliates is effected by means other than as contemplated by paragraph 5.1(d), SCL may take such action as is reasonably necessary to maintain an Applicable Percentage of each party in the Company equal to the Applicable Percentage (as defined in the Universal Stockholders' Agreement) of such party in USHI, provided that such action is not adverse in any material respect to MHI or MHI Sub.

              (f) Following the first anniversary hereof and in connection with an issuance of Bidco New Securities in accordance with paragraphs 5.1(d) and 5.1(e), the Company may sell Bidco New Securities to SIBV or another Affiliate of the Company only if such securities do not constitute Non-Qualifying Securities and (i) the Company shall have received from an investment bank of recognized international standing, selected by SIBV and reasonably satisfactory to MHI and MHI Sub, an opinion to the effect that the prices proposed to be paid by SIBV or such other Affiliate of the Company for such Bidco New Securities and any USHI New Securities to be issued at such time as contemplated by paragraphs (d) and (e) hereof, when taken together, are fair, from a financial point of view, to MHI Sub and MHI with a view to their interest in the Company and USHI taken as a whole (or SIBV shall have provided an alternative means reasonably satisfactory to MHI Sub and MHI to substantiate the fairness to MHI Sub and MHI of the prices proposed to be paid by SIBV or such other Affiliate of the Company for such Bidco New Securities and any USHI New Securities to be issued at such time as contemplated by paragraphs (d) and (e) hereof (with a view to MHI Sub's and MHI's interest in the Company and USHI taken as a whole)) or (ii) if MHI Sub shall consent in writing to such issuance of USHI New Securities.

              (g) Notwithstanding anything to the contrary contained in this Agreement, to the extent that Seagram directly or indirectly acquires any asset, securities or capital stock from a non-Affiliate and, substantially contemporaneously therewith transfers or contributes such asset, securities or capital stock to the Company in accordance with the procedures set forth in this
Section 5.1, the provisions of Section 5.6 shall be inapplicable in connection with the issuance of Bidco New Securities by the Company or its Subsidiaries to Seagram or its Affiliates.

              SECTION 5.2 Issuance of Other Securities to Affiliates. (a) The Company and any of its Subsidiaries may issue Non-Qualifying Securities to SIBV or any other Affiliates of the Company (other than the Company and its Subsidiaries) only with the prior written consent of MHI Sub. The Company or any of its Subsidiaries may issue any of its securities other than Bidco New Securities or Non-Qualifying Securities to SIBV or any other Affiliate of the Company if (i) the Company or Subsidiary shall have received from an investment bank of recognized international standing selected by SIBV and reasonably acceptable to MHI Sub an opinion to the effect that the price proposed to be paid by SIBV or such other Affiliate of the Company for such securities is fair, from a financial point of view, to the Company (or SIBV shall have provided an alternative means reasonably acceptable to MHI Sub to substantiate the fairness of the price to be paid in such transaction) or (ii) MHI Sub shall have consented in writing to such issuance of securities.

              (b     The Company shall not permit any Subsidiary to register any of its equity securities under the Exchange Act or the Securities Act, except for any such registration on Form S-8 (or any successor form), unless such Subsidiary is a subsidiary of Universal Studios, Inc. ("Universal") or PolyGram and is not the successor to all or substantially all of Universal's or PolyGram's assets.

              SECTION 5.3 Transactions With Affiliates. (a) Except for transactions subject to Section 5.1, 5.2, 5.3(b), 5.4 or 5.5(b) (which shall be governed by such Sections and not by this Section 5.3(a)), but subject to
Section 5.6, the Company and its Subsidiaries shall not, and SIBV shall not permit any of the Company or its Subsidiaries to, directly or indirectly, enter into any single transaction or series of related transactions with any Affiliate of the Company (other than the Company or any of its Subsidiaries) unless such transaction or series of related transactions is on terms that are no less favorable to the Company or any such Subsidiary, as the case may be, than would be available in a comparable transaction or transactions with an unrelated third party.

              (b     SIBV or its subsidiaries may provide administrative
services in the ordinary course of the Company's and Subsidiaries' businesses and may receive compensation therefor and reimbursement for its costs and expenses in connection therewith on no less favorable terms than such services are provided to any other business unit of SIBV.

              SECTION 5.4 Restrictions on Certain Fees. Neither SIBV nor any other Affiliate of the Company (other than the Company and its Subsidiaries) shall accept from the Company or any of its Subsidiaries, and the Company and its Subsidiaries shall not pay to SIBV or any other Affiliate of the Company (other than the Company and its Subsidiaries), any management, consulting, investment banking or similar fee without the prior written consent of MHI Sub.

              SECTION 5.5 Non-Pro Rata Recapitalizations; Stock Repurchases; Dividends and Distributions. (a) SIBV shall not permit the Company to engage in any Recapitalization, unless in connection therewith, each Stockholder receives such Stockholder's pro rata share of the same type or types of consideration or securities as all other Stockholders of the Company receive in such transaction, provided that, in the case of any recapitalization, merger, consolidation, exchange or other similar reorganization, each such Stockholder shall have the right to receive such consideration in any combination of cash, Cash Equivalents and Marketable Securities.

              (b     SIBV shall not permit the Company to repurchase or
otherwise acquire any Shares from any Affiliate of the Company, unless the Company or such Subsidiary shall offer to repurchase or otherwise acquire Shares from all Stockholders pro rata in accordance with the number of Fully Diluted Shares then beneficially owned by each such Stockholder and such Stockholder receives any combination of cash, Cash Equivalents or Marketable Securities. SIBV shall not permit the Company and its Subsidiaries to repurchase or otherwise acquire any equity securities from any Affiliate of the Company other than repurchases or other acquisitions of shares in accordance with the immediately preceding sentence or required pursuant to Section 3.3(b).

              (c     The Company shall not, and shall not permit any Subsidiary to, declare or pay any dividend or distribution, other than (i) dividends and distributions payable solely in cash, Cash Equivalents and/or Marketable Securities or (ii) dividends and distributions payable to the Company or a Subsidiary.

              SECTION 5.6 Non-Ordinary Course Transactions. Without the prior written consent of MHI Sub, the Company shall not, and shall not permit any Subsidiary to, (i) sell, transfer, lease or otherwise dispose of any assets or other property to any Affiliate of the Company (other than the Company and its Subsidiaries and USHI and its Subsidiaries), (ii) make any loans to (other than for cash management in the ordinary course of business) or investments in, or guarantee or otherwise become liable for any debt or other obligations of, any Affiliate of the Company (other than the Company and its Subsidiaries and USHI and its Subsidiaries), (iii) merge or consolidate with or into enter into any similar business combination with any Affiliate of the Company (other than the Company and its Subsidiaries and USHI and its Subsidiaries), or (iv) purchase, lease or otherwise acquire any assets or any other property from any Affiliate of the Company (other than the Company and its Subsidiaries and USHI and its Subsidiaries), in each case to the extent that such transaction or series of related transactions involve a value in excess of $25 million, provided that the foregoing shall not apply to purchases and sales of goods and services in the ordinary course of the Company's or its Subsidiaries' business (which shall be subject to Section 5.3). For the avoidance of doubt and notwithstanding anything to the contrary contained in this Agreement or the Universal Stockholders' Agreement, Developments, SCL and SIBV shall have the right at any time to cause a business combination (whether by merger, acquisition, consolidation, amalgamation, sale of substantially all of the assets or otherwise) of the Company or its Subsidiaries and USHI and its Subsidiaries. The parties shall cooperate to amend this Agreement and the Universal Stockholders' Agreement to reflect any such actions permitted by this Agreement.

              SECTION 5.7 Business Opportunities. Except as otherwise provided in this Section 5.7, SIBV and its Affiliates shall engage in the businesses conducted by the Company and its Subsidiaries and USHI and its Subsidiaries (the "Business") exclusively through the Company and its Subsidiaries and USHI and its Subsidiaries. Any opportunity presented to

SIBV or its Affiliates that involves the Business shall be corporate opportunities of the Company and USHI and shall be presented to the Board and/or the Board of Directors of USHI to determine whether the Company or its Subsidiaries or USHI or its Subsidiaries, as the case may be, will engage in such corporate opportunity. If such boards, acting in good faith, determine not to engage in such corporate opportunity, then SIBV or any of SIBV's Affiliates may engage in such opportunity outside of the Company and its Subsidiaries and USHI and its Subsidiaries.

              SECTION 5.8 Access to Information; Invitation to Certain Meetings and Events. (a) From and after the date hereof and for so long as the Applicable Percentage of MHI Sub is 5% or more, the Company will permit representatives of MHI Sub and its Affiliates, at their expense, to obtain all documents and other information in the possession of the Company and its Subsidiaries as may reasonably be requested in order to enable MHI Sub and its Permitted Transferees to monitor their investment in the Company and to exercise their rights under this Agreement, and, to the extent applicable, to provide such other access and information as may be reasonably required to enable MHI Sub and its Permitted Transferees to account for the investment in the Company on the equity method and otherwise comply with applicable requirements of U.S. and Japanese securities laws, generally accepted accounting principles and requirements of governmental authorities including, without limitation, delivering unaudited quarterly and audited year end balance sheets and statements of income and cash flow prepared in accordance with generally accepted accounting principles. Without limiting the generality of the foregoing, from and after the date hereof and for so long as the Applicable Percentage of MHI Sub is 5% or more, the Company will invite MHI Sub to send representatives of MHI Sub and its Affiliates, at their expense, to meetings of the Company's marketing council, communication council and technology council, if any, that are similar to Universal's marketing council, communication council and technology council (or any other Company group performing functions substantially similar to those performed by any of such councils), to any inter-divisional management retreat (or any substantially similar inter-divisional retreat or event) and to each other meeting or event as to which the Company, in its good faith discretion, believes it would be appropriate for such representatives to attend in order that MHI Sub and its Affiliates are informed of matters of policy relating to the Company and its Subsidiaries, that MHI Sub and its Affiliates have an opportunity to communicate their views concerning such matters of policy to appropriate officers and employees of the Company and its Subsidiaries and that MHI Sub and its Affiliates have an adequate opportunity to inform those officers and employees about MHI Sub and its Affiliates and their respective capabilities.

              (b) To the extent that Philips is an investor in Seagram or any of its subsidiaries and Philips or any of its Affiliates has provided confidential and proprietary information or trade secrets of Philips or any of its Affiliates to Seagram or any of its subsidiaries, Parent and MHI Sub understand that access to such information may be restricted by the Company and that any MHI Sub Director may be required to be excluded from deliberations of the Board to the extent such confidential information is discussed. To the extent that Parent or any of its Affiliates has provided confidential and proprietary information or trade secrets of Parent or any of its Affiliates to Seagram or any of its subsidiaries, Seagram and the Company understand that access to such information may be restricted by Parent and that Seagram and the Company may be required to cause any designee and any ex officio designee of Philips on the board of directors of Seagram or any of its subsidiaries to be excluded from board deliberations to the extent such confidential information is discussed.

              Seagram and Parent recognize that Seagram is expanding its involvement in the field of entertainment and that Parent has technical expertise that may be useful to Seagram in that field. Accordingly, Seagram and Parent envision as a business matter that they will maintain a special relationship in helping each other to the benefit of both. In furtherance of this vision, the parties agree as set forth in Sections 5.9 and 5.10 below.

              SECTION 5.9 Preferred Vendor/Supplier Status. Each of the Company, SIBV and SCL agree that, for so long as the Applicable Percentage of MHI Sub is 5% or more, to the extent any Permitted Transferee of MHI Sub provides any hardware products (which, for the purposes of this Section 5.9, shall include any software, any components and any services incidental to the provision of such hardware products or components) or software products of a type not developed or produced by the Company or any of its Subsidiaries, in each case, of a type purchased by the Company or any of its Subsidiaries, at levels of price, quality, quantity and service that are competitive with the levels obtainable by the Company or any such Subsidiary in an arm's length transaction with a third party, each such Permitted Transferee of MHI Sub shall be a preferred supplier of such hardware and software products to the Company and its Subsidiaries. To the fullest extent permitted by applicable law, the Company, SIBV and SCL agree that so long as the Applicable Percentage of MHI Sub is 5% or more, with respect to any potential purchase or series of related purchases of hardware or software products in excess of $500,000 in the aggregate, (a) the Company will use commercially reasonable efforts to seek bids from Permitted Transferees and others to provide hardware or software products that may fall within the terms of the preceding sentence, (b) the bidding procedures will be structured in a manner that will give such Permitted Transferees a reasonable chance to compete and (c) if practical, Permitted Transferees designated by MHI Sub will be given the first opportunity to submit bids to provide such hardware or software products and, if practical, the Company will accept each such bid unless it concludes in good faith that such bid does not represent the best available alternative (taking into account such factors as the Company may reasonably determine) when compared with a bid available in an arms' length transaction with a third party. This covenant is subject to all pre-existing agreements, fiduciary duties and obligations of Polygram N.V. and its Subsidiaries and the Company and its Subsidiaries and the Company shall not be required to breach any such agreements, fiduciary duties or obligations (or fiduciary duties arising hereafter) in order to comply with this provision.

              SECTION 5.10 Technology Matters; Cross Promotion. (a) Following the date hereof, SIBV, Seagram and the Parent shall negotiate in good faith and use all commercially reasonable efforts to enter into mutually acceptable technology cooperation and supply agreements (including, without limitation, agreements pursuant to which the Company or its Subsidiaries will provide technology, products and/or services to the Parent, Matsushita Electric Corporation of America ("MECA") and/or other subsidiaries of Parent (MECA and such other subsidiaries being herein referred to individually as a "Parent's Subsidiary" and collectively as

"Parent's Subsidiaries") and the Parent or Parent's Subsidiaries will provide technology, products and/or services to the Company and its Subsidiaries) and shall use commercially reasonable efforts to explore technology joint ventures, taking into account the relationships existing between the Company and the Parent and Parent's Subsidiaries prior to the date hereof. In furtherance of, and subject to, the foregoing, for so long as the Applicable Percentage of MHI Sub is 5% or more, before the Company or any of its wholly owned Subsidiaries enters into any material technology cooperation or supply agreement or technology joint venture with any third party in an area in which Parent or a Parent's Subsidiary has substantial expertise, the Company shall, to the extent practical, first consult with MHI Sub about the possibility that the Company or such Subsidiary would instead enter into such agreement or joint venture with Parent or such Parent's Subsidiary. For purposes hereof, a joint venture shall not include a minority equity investment in a company in which the Company does not have significant influence.

              (b     In addition, following the date hereof, SIBV and the Parent shall negotiate in good faith and use commercially reasonable efforts to explore appropriate areas of cooperation in promoting products of the Company and its Subsidiaries and of the Parent and Parent's Subsidiaries generally, such as, for example, inclusion of products of the Parent and Parent's Subsidiaries in motion pictures and other entertainment product produced or distributed by the Company or its Subsidiaries or of references to motion pictures and other entertainment product produced or distributed by the Company or its Subsidiaries in advertising or marketing materials used by the Parent and Parent's Subsidiaries and, upon mutual identification of such areas, to promptly negotiate mutually acceptable agreements relating thereto.

              SECTION 5.11 Representations and Warranties of the Parties. Each party signatory hereto hereby represents and warrants to the other parties signatory hereto that (i) such party is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all necessary corporate power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby and (ii) this Agreement has been duly executed and delivered by such party, and (assuming due authorization, execution and delivery by the other parties signatory hereto) this Agreement constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms.

                                   ARTICLE VI

                                  MISCELLANEOUS

              SECTION 6.1 Expenses. Except as otherwise specified in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

              SECTION 6.2 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by telecopy or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 6.2):

              (a     if to MHI Sub:

                     MHI Investment Corporation
                     c/o Matsushita Electric Industrial Co., Ltd.
                     1006, Kadoma
                     Osaka, 571, Japan
                     Telecopy: 011-816-906 1523
                     Attention:  Mr. Kaoru Takada

                     with a copy to:

                     Sullivan & Cromwell
                     125 Broad Street
                     New York, New York 10004 U.S.A.
                     Telecopy: (212) 558-3378
                     Attention: Alan Sinsheimer, Esq.


              (b     if to the Company:

                     Centenary Holding N.V.
                     c/o The Seagram Company Ltd.
                     1430 Peel Street
                     Montreal, Quebec
                     H3A 159 Canada
                     Telecopy:   (514) 987-5232
                     with copies to:

                     Joseph A. Seagram & Sons, Inc.
                     375 Park Avenue
                     New York, New York 10152 U.S.A.
                     Telecopy: (212) 572-1398
                     Attention: Vice President - Legal Affairs
                                               General Counsel

                     and

                     Simpson Thacher & Bartlett
                     425 Lexington Avenue
                     New York, New York 10017 U.S.A.
                     Telecopy: (212) 455-2502
                     Attention: John G. Finley, Esq.


              (c     if to SIBV:

                     Seagram International B.V.
                     c/o The Seagram Company Ltd.
                     1430 Peel Street
                     Montreal, Quebec
                     H3A 159 Canada
                     Telecopy:  (514) 987-5232
                     Attention:  Vice President, Legal and
                                               Environmental Affairs

                     with copies to:

                     Joseph E. Seagram & Sons, Inc.
                     375 Park Avenue
                     New York, New York 10152 U.S.A.
                     Telecopy:  (212) 572-1398
                     Attention:  Vice President - Legal Affairs,
                                               General Counsel

                     and

                     Simpson Thacher & Bartlett
                     425 Lexington Avenue
                     New York, New York 10017 U.S.A.
                     Telecopy: (212) 455-2502
                     Attention: John G. Finley, Esq.

              SECTION 6.3 Public Announcements. No party to this Agreement shall make, or cause to be made, any press release or public announcement in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without the prior written consent of the other party, and the parties shall cooperate as to the timing and contents of any such press release or public announcement; provided, however, that a party may, without the prior consent of the other party, make such press release or public announcement as may be required by law or any listing agreement with a securities exchange if it has used all reasonable efforts to consult with the other party and to obtain such party's consent but has been unable to do so in a timely manner.

              SECTION 6.4 Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

              SECTION 6.5 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

              SECTION 6.6 Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the parties hereto with respect to the subject matter hereof.

              SECTION 6.7 Assignment. Except as otherwise provided herein, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that this Agreement shall not inure to the benefit of any Prospective Transferee unless such Prospective Transferee shall have complied with the terms of Section
3.7. No Stockholder may assign any of its rights hereunder to any Person other than a transferee that has complied with the requirements of Section 3.7 in all respects.

              SECTION 6.8 No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

              SECTION 6.9 Amendment. (a) Any term of this Agreement may be amended and the observance of any such term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (a) the Company, (b) SIBV and (c) Stockholders (other than SIBV and its Permitted Transferees) holding Shares representing at least a majority of the then outstanding Shares held by all such Stockholders; provided, however, that no amendment or waiver which affects MHI Sub or its Permitted Transferees adversely shall be effective without the consent of MHI Sub or such Permitted Transferees. Except as expressly provided by the proviso to the immediately preceding sentence, each Stockholder shall be bound by any amendment or waiver authorized by this Section 6.9, whether or not such Stockholder shall have consented thereto.

              (b     No failure or delay by any party in exercising any right,
power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

              SECTION 6.10 Governing Law. This Agreement (other than the Dutch Provisions) shall be governed by, and construed in accordance with, the laws of the State of Delaware, applicable to contracts executed in and to be performed entirely within that state. The Dutch Provisions shall be governed by, and construed in accordance with, the laws of the Netherlands. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in the Chancellory Court of the State of Delaware or any federal court sitting in the City of New York, except that, if required by applicable law, all actions arising out of or relating to the Dutch Provisions shall be heard and determined before the District Court in Amsterdam, and the parties hereto hereby irrevocably submit to the exclusive jurisdiction of such courts in any such action or proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such action or proceeding. SIBV hereby irrevocably appoints Joseph E. Seagram & Sons, Inc. (the "SIBV Process Agent"), with an office on the date hereof at 375 Park Avenue, New York, New York 10152, United States, Attention: Vice President - Legal Affairs, General Counsel, as its agent to receive on behalf of SIBV and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Such service may be made by mailing or delivering a copy of such process to SIBV in care of the SIBV Process Agent at the SIBV Process Agent's above address, and SIBV hereby irrevocably authorizes and directs the SIBV Process Agent to accept such service on behalf of SIBV. As an alternative method of service, each party hereto also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to such party at its address specified in
Section 6.2. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this
Section 6.10 shall affect the right of any party hereto to serve legal process in any other manner permitted by law. The consents to jurisdiction set forth in this Section 6.10 shall not constitute general consents to service of process in the State of New York, Delaware or The Netherlands and shall have no effect for any purpose except as provided in this Section 6.10 and shall not be deemed to confer rights on any person other than the parties hereto.

              SECTION 6.11 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

              SECTION 6.12 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

              SECTION 6.13 Termination. This Agreement shall terminate on the tenth anniversary of the date hereof. After the eighth anniversary hereof the parties hereto shall use their best efforts to extend the terms of this Agreement for an additional ten-year period.

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers hereunto duly authorized.

                            CENTENARY HOLDING N.V.


                            By     /s/ William Podurgiel
                                   ---------------------------------------------
                                   Title:  Managing Director

                            MHI INVESTMENT CORPORATION

                            By
                                   ---------------------------------------------
                                   Title:

                            SEAGRAM INTERNATIONAL B.V.


                            By     /s/ William Podurgiel      /s/ Robert Verhoef
                                   ---------------------------------------------
                                   Title: Managing Direcror   Managing Director

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers hereunto duly authorized.

                            CENTENARY HOLDING N.V.


                            By
                                   ---------------------------------------------
                                   Title:

                            MHI INVESTMENT CORPORATION

                            By     /s/ Takao Takahashi
                                   ---------------------------------------------
                                   Title: Vice President and Secretary

                            SEAGRAM INTERNATIONAL B.V.


                            By
                                   ---------------------------------------------
                                   Title: